Effective December 13, 2012, the sub-section entitled “Portfolio Manager(s)” beneath the main heading "Summary of Key Information" is restated in its entirety as follows:

Portfolio Manager(s)

Portfolio Manager	Since	Title
Natalie I. Shapiro	2011	Investment Officer of MFS
Benjamin Nastou	2011	Investment Officer of MFS

Effective December 13, 2012, the sub-section entitled “Portfolio Manager(s)” beneath the main heading "Management of the Fund" is restated in its entirety as follows:

Portfolio Manager(s)
Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund’s SAI.

Portfolio Manager	Primary Role	Five Year History
Natalie I. Shapiro	Asset Allocation; General Oversight of a Team of Investment Professionals Responsible for Security Selection	Employed in the investment area of MFS since 1997
Benjamin Nastou	Asset Allocation; General Oversight of a Team of Investment Professionals Responsible for Security Selection	Employed in the investment area of MFS since 2001